Revenue from Continuing Operations (Tables)	12 Months Ended
Dec. 31, 2025
Future NRG Sdn. Bhd. [Member]
Schedule of Revenue from Continuing Operations

	Note	2025	2024
		(USD)	(USD)
Clinic waste generator services		640,321	671,032
Clinic waste logistics services		209,915	196,179
Other revenue		4,101	4,530
Total revenue		854,337	871,741

Revenue recognized at point in time		854,337	871,741
Geography: Malaysia		854,337	871,741